                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               July 17, 2002


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)

ITEM 5.   Other Events
          ------------
          Second Quarter of 2002 Financial Results
          ---------------------------------------

On July 17, 2002, The Bank of New York Company, Inc. issued a press release containing unaudited interim financial information and accompanying discussion for the second quarter of 2002. Exhibit 99 is a copy of such press release and is incorporated herein by reference.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          (c)  Exhibit        Description
               -------        -----------
                99 Unaudited interim financial information and accompanying discussion for the second quarter of 2002 contained in the press release dated
                         July 17, 2002, of The Bank of New York
                         Company, Inc.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 17, 2002

                                          THE BANK OF NEW YORK COMPANY, INC.
                                          (Registrant)


                                            By: /s/ Thomas J. Mastro
                                               -------------------------
                                          Name:    Thomas J. Mastro
                                         Title:    Comptroller

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99          Unaudited interim financial information and accompanying
                discussion for the second quarter of 2002 contained in the press release dated July 17, 2002, of The Bank of New York
                Company, Inc.